Exhibit 99.1

Magnite Reports Fourth Quarter and Full-Year 2024 Results
Total Revenue up 4% & Contribution ex-TAC(1) up 9% in Fourth Quarter
Contribution ex-TAC(1) from CTV Grows 23% in Fourth Quarter
Adjusted EBITDA Margin(2) of 42% in Fourth Quarter

NEW YORK – February 26, 2025 – Magnite (NASDAQ: MGNI), the world's largest independent sell-side advertising company, today reported its results of operations for the fourth quarter and year ended December 31, 2024.
Recent Highlights:
•Revenue of $194.0 million for Q4 2024, up 4% from Q4 2023
•Contribution ex-TAC(1) of $180.2 million for Q4 2024, an increase of 9% from Q4 2023
•Contribution ex-TAC(1) attributable to CTV for Q4 2024 of $77.9 million, which exceeded guidance of $75 to $77 million, and was up 23% year-over-year
•Contribution ex-TAC(1) attributable to DV+ for Q4 2024 of $102.3 million, an increase of 1% year-over-year
•Net income for Q4 2024 of $36.4 million, or $0.24 per diluted share, compared to net income of $30.9 million, or $0.16 per diluted share for Q4 2023
•Adjusted EBITDA(1) of $76.5 million in Q4 2024 representing a 42% Adjusted EBITDA margin(2), compared to Adjusted EBITDA(1) of $70.4 million for Q4 2023
•Non-GAAP diluted earnings per share(1) of $0.34 for Q4 2024, compared to non-GAAP diluted earnings per share(1) of $0.29 for Q4 2023
•Operating cash flow(3) in Q4 2024 of $64.4 million
•Contribution ex-TAC(1) attributable to CTV for the full-year 2024 of $260.2 million, an increase of 19% year-over-year, representing 43% of total Contribution ex-TAC(1)
•Adjusted EBITDA(1) for the full-year 2024 of $196.9 million, an increase of 15% from the full-year 2023
•Ended 2024 with $483.2 million in cash and cash equivalents

Expectations:
•Total Contribution ex-TAC(1) for Q1 2025 to be between $140 and $144 million
•Contribution ex-TAC(1) attributable to CTV for Q1 2025 to be between $61 and $63 million
•Contribution ex-TAC(1) attributable to DV+ for Q1 2025 to be between $79 and $81 million
•Adjusted EBITDA operating expenses(4) for Q1 2025 to be between $111 and $113 million
•Total Contribution ex-TAC(1) growth above 10% for the full-year 2025
•Excluding political, total 2025 Contribution ex-TAC(1) growth in the mid-teens
•Adjusted EBITDA margin(2) expansion of at least 100 basis points for 2025
•Mid-teens percentage growth of Adjusted EBITDA(1) for 2025
•High-teens to 20% growth in free cash flow(5) for 2025

“CTV performed well above expectations based on strength from our partnerships with many of the largest industry players.

Our DV+ business grew modestly in Q4 due to marketers pausing campaigns after the election, but has rebounded since the start of 2025 and resumed growth in the mid-to-high single digits. We are very encouraged with partner and agency traction to start 2025, and have also made strides to improve efficiency across our business.” said Michael G. Barrett, CEO of Magnite. “We look forward to a solid growth year in 2025, despite a mixed ad spend environment and political comps. We continue to balance top-line growth and profitability to drive free cash flow, which is reflected in our outlook for 2025. Key areas of investment will be live sports, ClearLine, agency marketplaces, curation, AI and overall platform efficiency.”

Magnite Fourth Quarter 2024 Results Summary
(in millions, except per share amounts and percentages)
	Three Months Ended			Year Ended
	December 31, 2024	December 31, 2023	Change Favorable/ (Unfavorable)	December 31, 2024	December 31, 2023	Change Favorable/ (Unfavorable)
Revenue	$194.0	$186.9	4%	$668.2	$619.7	8%
Gross profit	$126.2	$116.9	8%	$409.3	$209.8	95%
Contribution ex-TAC(1)	$180.2	$165.3	9%	$606.9	$549.1	11%
Net income (loss)	$36.4	$30.9	18%	$22.8	($159.2)	NM
Adjusted EBITDA(1)	$76.5	$70.4	9%	$196.9	$171.4	15%
Adjusted EBITDA margin(2)	42%	43%	(1) ppt	32%	31%	1 ppt
Basic earnings (loss) per share	$0.26	$0.22	18%	$0.16	($1.17)	NM
Diluted earnings (loss) per share	$0.24	$0.16	50%	$0.16	($1.17)	NM
Non-GAAP earnings per share(1)	$0.34	$0.29	17%	$0.71	$0.54	31%

NM = Not meaningful

Notes:
(1)
Contribution ex-TAC, Adjusted EBITDA, and non-GAAP earnings per share are non-GAAP financial measures. Please see the discussion in the section called "Non-GAAP Financial Measures" and the reconciliations included at the end of this press release.

(2)	Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Contribution ex-TAC.
(3)	Operating cash flow is calculated as Adjusted EBITDA less capital expenditures.
(4)	Adjusted EBITDA operating expenses is calculated as Contribution ex-TAC less Adjusted EBITDA.
(5)	Free cash flow is defined as operating cash flow (Adjusted EBITDA less capital expenditures) less net interest expense.
Fourth Quarter 2024 Results Conference Call and Webcast:
The Company will host a conference call on February 26, 2025 at 1:30 PM (PT) / 4:30 PM (ET) to discuss the results for its fourth quarter of 2024.

Live conference call
Toll free number:	(844) 875-6911 (for domestic callers)
Direct dial number:	(412) 902-6511 (for international callers)
Passcode:	Ask to join the Magnite conference call
Simultaneous audio webcast:	http://investor.magnite.com, under "Events and Presentations"

Conference call replay
Toll free number:	(877) 344-7529 (for domestic callers)
Direct dial number:	(412) 317-0088 (for international callers)
Passcode:	1991482
Webcast link:	http://investor.magnite.com, under "Events and Presentations"

About Magnite
We’re Magnite (NASDAQ: MGNI), the world’s largest independent sell-side advertising platform. Publishers use our technology to monetize their content across all screens and formats, including CTV, online video, display, and audio. The world’s leading agencies and brands trust our platform to access brand-safe, high-quality ad inventory and execute billions of advertising transactions each month. Anchored in bustling New York City, sunny Los Angeles, mile-high Denver, historic London, colorful Singapore, and down under in Sydney, Magnite has offices across North America, EMEA, LATAM, and APAC.

Forward-Looking Statements:
This press release and management's prepared remarks during the conference call referred to above include, and management's answers to questions during the conference call may include, forward-looking statements, including statements based upon or relating to our expectations, assumptions, estimates, and projections. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "objective," "intend," "should," "could," "can," "would," "expect," "believe," "design," "anticipate," "estimate," "predict," "potential," "plan" or the negative of these terms, and similar expressions. Forward-looking statements may include, but are not limited to, statements concerning the Company's guidance or expectations with respect to future financial performance; acquisitions by the Company, or the anticipated benefits thereof; macroeconomic conditions or concerns related thereto; the growth of ad-supported programmatic connected television; our ability to use and collect data to provide our offerings; the scope and duration of client relationships; the fees we may charge in the future; key strategic objectives; anticipated benefits of new offerings; business mix; sales growth; benefits from supply path optimization; our ability to adapt to advancements in artificial intelligence; the development of identity solutions; client utilization of our offerings; the impact of requests for discounts, rebates or other fee concessions; our competitive differentiation; our market share and leadership position in the industry; market conditions, trends, and opportunities; certain statements regarding future operational performance measures; and other statements that are not historical facts. These statements are not guarantees of future performance; they reflect our current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements.

We discuss many of these risks and additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in this press release and in other filings we have made and will make from time to time with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent filings. These forward-looking statements represent our estimates and assumptions only as of the date of the report in which they are included. Unless required by federal securities laws, we assume no obligation to update any of these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Without limiting the foregoing, any guidance we may provide will generally be given only in connection with quarterly and annual earnings announcements, without interim updates, and we may appear at industry conferences or make other public statements without disclosing material nonpublic information in our possession. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this press release and the documents that we reference in this press release and have filed or will file with the SEC completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.
Non-GAAP Financial Measures and Operational Measures:
In addition to our GAAP results, we review certain non-GAAP financial measures to help us evaluate our business on a consistent basis, measure our performance, identify trends affecting our business, establish budgets, measure the effectiveness of investments in our technology and development and sales and marketing, and assess our operational efficiencies. These non-GAAP financial measures include Contribution ex-TAC, Adjusted EBITDA, Non-GAAP Income (Loss), and Non-GAAP Earnings (Loss) per share, each of which is discussed below.
These non-GAAP financial measures are not intended to be considered in isolation from, as substitutes for, or as superior to, the corresponding financial measures prepared in accordance with GAAP. You are encouraged to evaluate these adjustments, and review the reconciliation of these non-GAAP financial measures to their most comparable GAAP measures, and the reasons we consider them appropriate. It is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies. See "Reconciliation of Revenue to Gross Profit to Contribution ex-TAC," "Reconciliation of net income (loss) to Adjusted EBITDA," "Reconciliation of net income (loss) to non-GAAP income (loss)," and "Reconciliation of GAAP earnings (loss) per share to non-GAAP earnings (loss) per share" included as part of this press release.
We do not provide a reconciliation of our non-GAAP financial expectations for Contribution ex-TAC and Adjusted EBITDA, or a forecast of the most comparable GAAP measures, because the amount and timing of many future charges that impact these measures (such as amortization of future acquired intangible assets, acquisition-related charges, foreign exchange (gain) loss, net, stock-based compensation, impairment charges, provision or benefit for income taxes, and our future revenue mix), which could be material, are variable, uncertain, or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all. In addition, we believe such reconciliations or forecasts could imply a degree of precision that might be confusing or misleading to investors.

Contribution ex-TAC:
Contribution ex-TAC is calculated as gross profit plus cost of revenue, excluding traffic acquisition cost ("TAC"). Traffic acquisition cost, a component of cost of revenue, represents what we must pay sellers for the sale of advertising inventory through our platform for revenue reported on a gross basis. Contribution ex-TAC is a non-GAAP financial measure that is most comparable to gross profit. We believe Contribution ex-TAC is a useful measure in facilitating a consistent comparison against our core business without considering the impact of traffic acquisition costs related to revenue reported on a gross basis.
Adjusted EBITDA:
We define Adjusted EBITDA as net income (loss) adjusted to exclude stock-based compensation expense, depreciation and amortization, amortization of acquired intangible assets, impairment charges, interest income or expense, and other cash and non-cash based income or expenses that we do not consider indicative of our core operating performance, including, but not limited to foreign exchange gains and losses, acquisition and related items, gains or losses on extinguishment of debt, other debt refinancing expenses, non-operational real estate and other expenses (income), net, and provision (benefit) for income taxes. We also track future expenses on an Adjusted EBITDA basis, and describe them as Adjusted EBITDA operating expenses, which includes total operating expenses. Total operating expenses include cost of revenue. Adjusted EBITDA operating expenses is calculated as Contribution ex-TAC less Adjusted EBITDA. We adjust Adjusted EBITDA operating expenses for the same expense items excluded in Adjusted EBITDA. We believe Adjusted EBITDA is useful to investors in evaluating our performance for the following reasons:
•Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s performance without regard to items such as those we exclude in calculating this measure, which can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired.
•Our management uses Adjusted EBITDA in conjunction with GAAP financial measures for planning purposes, including the preparation of our annual operating budget, as a measure of performance and the effectiveness of our business strategies, and in communications with our board of directors concerning our performance. Adjusted EBITDA is also used as a metric for determining payment of cash incentive compensation.
•Adjusted EBITDA provides a measure of consistency and comparability with our past performance that many investors find useful, facilitates period-to-period comparisons of operations, and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.
Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. These limitations include:
•Stock-based compensation is a non-cash charge and will remain an element of our long-term incentive compensation package, although we exclude it as an expense when evaluating our ongoing operating performance for a particular period.
•Depreciation and amortization are non-cash charges, and the assets being depreciated or amortized will often have to be replaced in the future, but Adjusted EBITDA does not reflect any cash requirements for these replacements.
•Impairment charges are non-cash charges related to goodwill, intangible assets and/or long-lived assets.
•Adjusted EBITDA does not reflect certain cash and non-cash charges related to acquisition and related items, such as amortization of acquired intangible assets, merger, acquisition, or restructuring related severance costs, and changes in the fair value of contingent consideration.
•Adjusted EBITDA does not reflect cash and non-cash charges and changes in, or cash requirements for, acquisition and related items, such as certain transaction expenses.
•Adjusted EBITDA does not reflect cash and non-cash charges related to certain financing transactions such as gains or losses on extinguishment of debt or other debt refinancing expenses.
•Adjusted EBITDA does not reflect certain non-operational real estate and other (income) and expense, net, which consists of transactions or expenses that are typically by nature non-operating, one-time items, or unrelated to our core operations.
•Adjusted EBITDA does not reflect changes in our working capital needs, capital expenditures, or contractual commitments.
•Adjusted EBITDA does not reflect cash requirements for income taxes and the cash impact of other income or expense.

•Other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
Our Adjusted EBITDA is influenced by fluctuations in our revenue, cost of revenue, and the timing and amounts of the cost of our operations. Adjusted EBITDA should not be considered as an alternative to net income (loss), income (loss) from operations, or any other measure of financial performance calculated and presented in accordance with GAAP.
Non-GAAP Income (Loss) and Non-GAAP Earnings (Loss) per Share:
We define non-GAAP earnings (loss) per share as non-GAAP income (loss) divided by non-GAAP weighted-average shares outstanding. Non-GAAP income (loss) is equal to net income (loss) excluding stock-based compensation, cash and non-cash based merger, acquisition, and restructuring costs, which consist primarily of professional service fees associated with merger and acquisition activities, cash-based employee termination costs, and other restructuring activities, including facility closures, relocation costs, contract termination costs, and impairment costs of abandoned technology associated with restructuring activities, amortization of acquired intangible assets, gains or losses on extinguishment of debt, non-operational real estate and other expenses or income, foreign currency gains and losses, interest expense associated with Convertible Senior Notes, other debt refinance expenses, and the tax impact of these items. In periods in which we have non-GAAP income, non-GAAP weighted-average shares outstanding used to calculate non-GAAP earnings per share includes the impact of potentially dilutive shares. Potentially dilutive shares consist of stock options, restricted stock units, performance stock units, and potential shares issued under the Employee Stock Purchase Plan, each computed using the treasury stock method, and the impact of shares that would be issuable assuming conversion of all of the Convertible Senior Notes, calculated under the if-converted method. We believe non-GAAP earnings (loss) per share is useful to investors in evaluating our ongoing operational performance and our trends on a per share basis, and also facilitates comparison of our financial results on a per share basis with other companies, many of which present a similar non-GAAP measure. However, a potential limitation of our use of non-GAAP earnings (loss) per share is that other companies may define non-GAAP earnings (loss) per share differently, which may make comparison difficult. This measure may also exclude expenses that may have a material impact on our reported financial results. Non-GAAP earnings (loss) per share is a performance measure and should not be used as a measure of liquidity. Because of these limitations, we also consider the comparable GAAP measure of net income (loss).

Investor Relations Contact
Nick Kormeluk
(949) 500-0003
nkormeluk@magnite.com
Media Contact
Charlstie Veith
(516) 300-3569
press@magnite.com

MAGNITE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	December 31, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$483,220	$326,219
Accounts receivable, net	1,200,046	1,176,276
Prepaid expenses and other current assets	19,914	20,508
TOTAL CURRENT ASSETS	1,703,180	1,523,003
Property and equipment, net	68,730	47,371
Right-of-use lease asset	50,329	60,549
Internal use software development costs, net	26,625	21,926
Intangible assets, net	21,309	51,011
Goodwill	978,217	978,217
Other assets, non-current	6,378	6,729
TOTAL ASSETS	$2,854,768	$2,688,806
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$1,466,377	$1,372,176
Lease liabilities, current	16,086	20,402
Debt, current	3,641	3,600
Other current liabilities	9,880	5,957
TOTAL CURRENT LIABILITIES	1,495,984	1,402,135
Debt, non-current, net of debt issuance costs	550,104	532,986
Lease liabilities, non-current	38,983	49,665
Other liabilities, non-current	1,479	2,337
TOTAL LIABILITIES	2,086,550	1,987,123
STOCKHOLDERS' EQUITY
Common stock	2	2
Additional paid-in capital	1,433,809	1,387,715
Accumulated other comprehensive loss	(4,421)	(2,076)
Accumulated deficit	(661,172)	(683,958)
TOTAL STOCKHOLDERS' EQUITY	768,218	701,683
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,854,768	$2,688,806

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Revenue	$193,968	$186,932	$668,170	$619,710
Expenses (1)(2):
Cost of revenue	67,786	70,025	258,838	409,906
Sales and marketing	40,628	37,575	166,142	173,982
Technology and development	22,262	23,183	95,243	94,318
General and administrative	23,074	21,025	96,860	89,048
Merger, acquisition, and restructuring costs	—	—	—	7,465
Total expenses	153,750	151,808	617,083	774,719
Income (loss) from operations	40,218	35,124	51,087	(155,009)
Other expense:
Interest expense, net	5,433	8,100	27,032	32,369
Foreign exchange (gain) loss, net	(6,303)	3,495	(5,083)	1,953
(Gain) loss on extinguishment of debt	—	(8,348)	7,706	(26,480)
Other income	(1,170)	(1,287)	(5,052)	(5,304)
Total other (income) expense, net	(2,040)	1,960	24,603	2,538
Income (loss) before income taxes	42,258	33,164	26,484	(157,547)
Provision for income taxes	5,851	2,250	3,698	1,637
Net income (loss)	$36,407	$30,914	$22,786	$(159,184)
Net earnings (loss) per share:
Basic	$0.26	$0.22	$0.16	$(1.17)
Diluted	$0.24	$0.16	$0.16	$(1.17)
Weighted average shares used to compute net earnings (loss) per share:
Basic	141,106	138,212	140,557	136,620
Diluted	152,434	143,793	146,810	136,620

(1) Stock-based compensation expense included in our expenses was as follows:

	Three Months Ended		Year Ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Cost of revenue	$423	$436	$1,924	$1,809
Sales and marketing	7,473	6,394	31,436	27,263
Technology and development	3,617	4,624	18,210	20,542
General and administrative	5,845	5,701	24,949	22,860
Merger, acquisition, and restructuring costs	—	—	—	143
Total stock-based compensation expense	$17,358	$17,155	$76,519	$72,617

(2) Depreciation and amortization expense included in our expenses was as follows:

	Three Months Ended		Year Ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Cost of revenue	$13,538	$13,901	$47,570	$211,956
Sales and marketing	2,473	2,628	10,157	27,584
Technology and development	88	188	460	779
General and administrative	71	103	323	501
Total depreciation and amortization expense	$16,170	$16,820	$58,510	$240,820

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Year Ended
	December 31, 2024	December 31, 2023
OPERATING ACTIVITIES:
Net income (loss)	$22,786	$(159,184)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	58,510	240,820
Stock-based compensation	76,519	72,617
(Gain) loss on extinguishment of debt	7,706	(26,480)
Provision for doubtful accounts	587	4,666
Amortization of debt discount and issuance costs	4,119	6,279
Non-cash lease expense	(4,772)	(1,712)
Deferred income taxes	95	(2,379)
Unrealized foreign currency (gain) loss, net	(7,001)	1,266
Other items, net	23	3,007
Changes in operating assets and liabilities:
Accounts receivable	(26,024)	(220,102)
Prepaid expenses and other assets	1,980	1,004
Accounts payable and accrued expenses	97,380	294,677
Other liabilities	3,293	(112)
Net cash provided by operating activities	235,201	214,367
INVESTING ACTIVITIES:
Purchases of property and equipment	(32,810)	(26,764)
Capitalized internal use software development costs	(14,260)	(10,619)
Other investing activities	(432)	—
Net cash used in investing activities	(47,502)	(37,383)
FINANCING ACTIVITIES:
Proceeds from the Term Loan B Facility refinancing and repricing activities, net of debt discount	413,463	—
Repayment of the Term Loan B Facility from refinancing and repricing activities	(403,113)	—
Payment for debt issuance costs	(4,547)	—
Repayment of debt	(1,823)	(3,600)
Repurchase of Convertible Senior Notes	—	(165,518)
Proceeds from exercise of stock options	572	2,166
Proceeds from issuance of common stock under employee stock purchase plan	3,589	3,513
Taxes paid related to net share settlement	(22,472)	(11,814)
Purchase of treasury stock	(14,573)	—
Repayment of finance leases	—	(276)
Payment of indemnification claims holdback	—	(2,313)
Net cash used in financing activities	(28,904)	(177,842)
EFFECT OF EXCHANGE RATE CHANGES ON CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(1,794)	575
CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	157,001	(283)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — Beginning of period	326,219	326,502
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — End of period	$483,220	$326,219

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS-(Continued)
(In thousands)
(unaudited)

	Year Ended
	December 31, 2024	December 31, 2023
SUPPLEMENTAL DISCLOSURES OF OTHER CASH FLOW INFORMATION:
Cash paid for income taxes	$3,870	$5,357
Cash paid for interest	$36,863	$37,028
Capitalized assets financed by accounts payable and accrued expenses and other liabilities	$6,742	$1,690
Capitalized stock-based compensation	$2,459	$2,012
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$13,628	$4,017
Operating lease right-of-use assets reduction and corresponding adjustment to operating lease liabilities from lease terminations	$4,622	$—
Non-cash financing activity related to Amendment No. 1 to the 2024 Credit Agreement	$311,974	$—

MAGNITE, INC.
CALCULATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE
(In thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

Basic and Diluted Earnings (Loss) Per Share:
Net income (loss)	$36,407	$30,914	$22,786	$(159,184)
Weighted-average common shares outstanding used to compute basic earnings (loss) per share	141,106	138,212	140,557	136,620
Basic earnings (loss) per share	$0.26	$0.22	$0.16	$(1.17)

Diluted Earnings (Loss) Per Share:
Net income (loss)	$36,407	$30,914	$22,786	$(159,184)
Adjustments:
Interest expense, Convertible Senior Notes, net of tax	517	508	—	—
Gain on extinguishment of debt, net of tax	—	(8,151)	—	—
Net income (loss) for calculation of diluted income (loss)	$36,924	$23,271	$22,786	$(159,184)

Weighted-average common shares used in basic earnings (loss) per share	141,106	138,212	140,557	136,620
Dilutive effect of weighted-average restricted stock units	5,044	545	3,731	—
Dilutive effect of weighted-average common stock options	2,012	1,156	1,811	—
Dilutive effect of weighted-average performance stock units	1,037	—	669	—
Dilutive effect of weighted-average ESPP shares	25	15	42	—
Dilutive effect of weighted-average convertible notes	3,210	3,865	—	—
Weighted-average shares used to compute diluted net earnings (loss) per share	152,434	143,793	146,810	136,620
Diluted net earnings (loss) per share	$0.24	$0.16	$0.16	$(1.17)

MAGNITE, INC.
RECONCILIATION OF REVENUE TO GROSS PROFIT TO CONTRIBUTION EX-TAC
(In thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Revenue	$193,968	$186,932	$668,170	$619,710
Less: Cost of revenue	67,786	70,025	258,838	409,906
Gross Profit	126,182	116,907	409,332	209,804
Add back: Cost of revenue, excluding TAC	54,016	48,373	197,610	339,343
Contribution ex-TAC	$180,198	$165,280	$606,942	$549,147

MAGNITE, INC.
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA
(In thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net income (loss)	$36,407	$30,914	$22,786	$(159,184)
Add back (deduct):
Depreciation and amortization expense, excluding amortization of acquired intangible assets	8,698	9,198	28,376	38,330
Amortization of acquired intangibles	7,472	7,622	30,134	202,490
Stock-based compensation expense	17,358	17,155	76,519	72,617
Merger, acquisition, and restructuring costs, excluding stock-based compensation expense	—	—	—	7,322
Non-operational real estate and other expense, net	1,597	20	1,579	310
Interest expense, net	5,433	8,100	27,032	32,369
Foreign exchange (gain) loss, net	(6,303)	3,495	(5,083)	1,953
(Gain) loss on extinguishment of debt	—	(8,348)	7,706	(26,480)
Other debt refinancing expense	—	—	4,103	—
Provision for income taxes	5,851	2,250	3,698	1,637
Adjusted EBITDA	$76,513	$70,406	$196,850	$171,364

MAGNITE, INC.
RECONCILIATION OF NET INCOME (LOSS) TO NON-GAAP INCOME (LOSS)
(In thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net income (loss)	$36,407	$30,914	$22,786	$(159,184)
Add back (deduct):
Merger, acquisition, and restructuring costs, including amortization of acquired intangibles and excluding stock-based compensation expense	7,472	7,622	30,134	209,812
Stock-based compensation expense	17,358	17,155	76,519	72,617
Non-operational real estate and other expense, net	1,597	20	1,579	310
Foreign exchange (gain) loss, net	(6,303)	3,495	(5,083)	1,953
Interest expense, Convertible Senior Notes	421	508	1,686	2,620
(Gain) loss on extinguishment of debt	—	(8,348)	7,706	(26,480)
Other debt refinancing expense	—	—	4,103	—
Tax effect of Non-GAAP adjustments (1)	(5,339)	(10,218)	(32,806)	(23,740)
Non-GAAP income	$51,613	$41,148	$106,624	$77,908

(1)	Non-GAAP income (loss) includes the estimated tax impact from the reconciling items reconciling between net income (loss) and non-GAAP income (loss).

MAGNITE, INC.
RECONCILIATION OF GAAP EARNINGS (LOSS) PER SHARE TO NON-GAAP EARNINGS PER SHARE
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
GAAP net earnings (loss) per share (1):
Basic	$0.26	$0.22	$0.16	$(1.17)
Diluted	$0.24	$0.16	$0.16	$(1.17)

Non-GAAP income (2)	$51,613	$41,148	$106,624	$77,908
Non-GAAP earnings per share	$0.34	$0.29	$0.71	$0.54

Weighted-average shares used to compute basic net earnings (loss) per share	141,106	138,212	140,557	136,620
Dilutive effect of weighted-average common stock options, RSAs, RSUs, and PSUs	8,093	1,701	6,211	3,258
Dilutive effect of weighted-average ESPP shares	25	15	42	31
Dilutive effect of weighted-average Convertible Senior Notes	3,210	3,865	3,210	4,981
Non-GAAP weighted-average shares outstanding (3)	152,434	143,793	150,020	144,890

(1) Calculated as net income (loss) divided by basic and diluted weighted-average shares used to compute net income (loss) per share as included in the consolidated statement of operations.
(2) Refer to reconciliation of net income (loss) to non-GAAP income (loss).
(3) Non-GAAP earnings per share is computed using the same weighted-average number of shares that are used to compute GAAP net income (loss) per share in periods where there is both a non-GAAP loss and a GAAP net loss.

MAGNITE, INC.
CONTRIBUTION EX-TAC BY CHANNEL
(In thousands, except percentages)
(unaudited)

	Contribution ex-TAC
	Three Months Ended
	December 31, 2024		December 31, 2023

Channel:
CTV	$77,923	43%	$63,530	38%
Mobile	71,660	40	71,566	44
Desktop	30,615	17	30,184	18
Total	$180,198	100%	$165,280	100%

	Contribution ex-TAC
	Year Ended
	December 31, 2024		December 31, 2023

Channel:
CTV	$260,159	43%	$218,494	40%
Mobile	242,018	40	226,826	41
Desktop	104,765	17	103,827	19
Total	$606,942	100%	$549,147	100%